UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012 (September 10, 2012)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01 Entry Into a Material Definitive Agreement.

On September 10, 2012, EOG Resources, Inc. (EOG) closed its sale of $1.25 billion aggregate principal amount of its 2.625% Senior Notes due 2023 (Notes). The Notes were issued under an indenture, dated as of May 18, 2009 (Indenture), by and between EOG, as issuer, and Wells Fargo Bank, NA, as trustee, and an officers’ certificate, dated September 10, 2012, pursuant to the Indenture setting forth the specific terms of the Notes.

The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-163947) filed with the United States Securities and Exchange Commission on December 22, 2009.

The Indenture, the officers’ certificate and the form of global note for the Notes are filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 2.625% Senior Notes due 2023, dated September 10, 2012.

*4.3	Form of Global Note with respect to the 2.625% Senior Notes due 2023 of EOG.

*	Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: September 11, 2012	By:	/s/ Timothy K. Driggers Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 2.625% Senior Notes due 2023, dated September 10, 2012.

*4.3	Form of Global Note with respect to the 2.625% Senior Notes due 2023 of EOG.

*	Exhibit filed herewith